UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

Sarepta Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-14895	93-0797222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 274-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRPT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2022, Douglas S. Ingram, President and Chief Executive Officer of Sarepta Therapeutics, Inc. (the “Company”) disclosed certain preliminary financial information for the year ended December 31, 2021 during the Company’s presentation at the 40th Annual J.P. Morgan Healthcare Conference (the “Conference”) and in discussions with third parties at the Conference. Specifically, the Company disclosed its (unaudited) cash position of approximately $2.1 billion as of December 31, 2021 and that the Company generated approximately $178.7 million in revenue (unaudited) in the fourth quarter ended December 31, 2021 and approximately $612 million in revenue (unaudited) in the year ended December 31, 2021, each from sales of EXONDYS 51® (eteplirsen) Injection, VYONDYS 53® (golodirsen) Injection and AMONDYS 45® (casimersen) Injection.

The information in this Item 2.02 is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2021 and its results of operations for the three months and year ended December 31, 2021. The audit of the Company’s financial statements for the year ended December 31, 2021 is ongoing and could result in changes to the information in this Item 2.02.

Item 7.01 Regulation FD Disclosure.

The disclosure in Item 2.02 above is hereby incorporated by reference into this Item 7.01.

On January 10, 2022, Mr. Ingram also presented at the Conference topline results from part two of Study 102 evaluating SRP-9001, the Company's investigational gene therapy for the treatment of Duchenne muscular dystrophy. The Company issued a press release disclosing such information. Copies of the press release and the slides presented by Mr. Ingram at the Conference on January 10, 2022 are furnished with this report as Exhibits 99.1 and 99.2, respectively.

The information in this report, including Exhibits 99.1 and 99.2 attached hereto, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
99.1

Press release dated January 10, 2022: Sarepta Therapeutics’ Gene Therapy SRP-9001 Shows Statistically Significant Functional Improvements Compared to Pre-specified Matched External Control in Part 2 of Study SRP-9001-102 for the Treatment of Duchenne Muscular Dystrophy

99.2	Sarepta Therapeutics, Inc. Presentation at the 40th Annual J.P. Morgan Healthcare Conference, dated January 10, 2022
104	The cover page from this Current Report on Form 8-K of Sarepta Therapeutics, Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarepta Therapeutics, Inc.

Date:	January 10, 2022	By:	/s/ Douglas S. Ingram
Douglas S. Ingram
President and Chief Executive Officer